                                                                          [LOGO]

  PIONEER
  EQUITY-INCOME
  FUND

    ANNUAL REPORT 10/31/00

 TABLE OF CONTENTS
----------------------------------------------------------------

 Letter from the President                                     1

 Portfolio Summary                                             2

 Performance Update                                            3

 Portfolio Management Discussion                               7

 Schedule of Investments                                      11

 Financial Statements                                         17

 Notes to Financial Statements                                24

 Report of Independent Public Accountants                     29

 Results of Shareowner Meeting                                30

 Trustees, Officers and Service Providers                     31

 Programs and Services for Pioneer Shareowners                32

 Retirement Plans from Pioneer                                33

 The Pioneer Family of Mutual Funds                           36

 Pioneer Equity-Income Fund

 LETTER FROM THE PRESIDENT 10/31/00
------------------------------------------------------------------------

DEAR SHAREOWNER,
---------------------------------------------------------------

The year 2000, the last year of the old millenium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millenium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.

As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of the year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER
---------------------------------------------------------------

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. All of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.

All of us at Pioneer Investments appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,

/s/ David Tripple

David Tripple

Pioneer Investment Management, Inc.

 Pioneer Equity-Income Fund

 PORTFOLIO SUMMARY 10/31/00
------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
---------------------------------------------------------------
(As a percentage of total investment portfolio)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Common Stocks           97.5%
U.S. Convertible Securities   2.0%
Short-Term Cash Equivalents   0.5%

SECTOR DISTRIBUTION
---------------------------------------------------------------
(As a percentage of equity holdings)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financial               18%
Utilities               18%
Communication Services  15%
Health Care             12%
Energy                  10%
Technology               7%
Consumer Staples         5%
Consumer Cyclicals       5%
Basic Materials          2%
Other                    8%

10 LARGEST HOLDINGS
---------------------------------------------------------------
(As a percentage of equity holdings)

                   1.   SBC Communications, Inc.     6.59%         6.   Chevron Corp.                2.96%
                   2.   Schering-Plough Corp.        4.70          7.   Texaco Inc.                  2.86
                   3.   Exxon Mobil Corp.            3.42          8.   Ford Motor Co.               2.56
                   4.   Constellation Energy Group   3.21          9.   Duke Energy Corp.            2.39
                   5.   Verizon Communications       3.15         10.   Bellsouth Corp.              2.31

Fund holdings will vary for other periods.

 Pioneer Equity-Income Fund

 PERFORMANCE UPDATE 10/31/00                                    CLASS A SHARES
------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   10/31/00          10/31/99
                            $29.55            $29.97
DISTRIBUTIONS PER SHARE     INCOME            SHORT-TERM        LONG-TERM
(10/31/99-10/31/00)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                            $0.517            $0.008            $1.752

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.


              AVERAGE ANNUAL TOTAL RETURNS
                (As of October 31, 2000)
                         NET ASSET       PUBLIC OFFERING
PERIOD                     VALUE             PRICE*

10 Years                       17.07%             16.38%
5 Years                         16.29             14.92
1 Year                           6.90              0.76

                    *   Reflects deduction of the maximum
                        5.75% sales charge at the
                        beginning of the period and
                        assumes reinvestment of
                        distributions at net asset value.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000

          Pioneer Equity-  Standard & Poor's
            Income Fund *          500 Index
10/31/90           $9,425            $10,000
                  $12,735            $13,350
10/31/92          $14,841            $14,676
                  $17,914            $16,859
10/31/94          $17,931            $17,514
                  $21,429            $22,133
10/31/96          $24,757            $27,447
                  $32,282            $36,261
10/31/98          $38,316            $44,234
                  $42,630            $55,568
10/31/00          $45,572            $58,934

 Pioneer Equity-Income Fund

 PERFORMANCE UPDATE 10/31/00             CLASS A SHARES             (CONTINUED)
------------------------------------------------------------------------

                        The Standard & Poor's (S&P) 500 Index is an unmanaged
                        measure of 500 widely held common stocks listed on the New
                        York Stock Exchange, American Stock Exchange and the
                        over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any
                        fees, expenses or sales charges. You cannot invest directly in the Index.
                        Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Equity-Income Fund

 PERFORMANCE UPDATE 10/31/00                                    CLASS B SHARES
------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   10/31/00          10/31/99
                            $29.37            $29.78
DISTRIBUTIONS PER SHARE     INCOME            SHORT-TERM        LONG-TERM
(10/31/99-10/31/00)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                            $0.278            $0.008            $1.752

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


              AVERAGE ANNUAL TOTAL RETURNS
                (As of October 31, 2000)
                             IF                IF
PERIOD                      HELD           REDEEMED*

Life-of-Fund                    15.44%            15.44%
(4/4/94)
5 Years                         15.41             15.29
1 Year                           6.04              2.10

                    *   Reflects deduction of the maximum
                        applicable contingent deferred
                        sales
                        charge (CDSC) at the end of the
                        period and assumes reinvestment
                        of distributions. The maximum CDSC
                        of 4% declines over six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000

          Pioneer Equity-  Standard & Poor's
            Income Fund *          500 Index
4/4/94            $10,000            $10,000
                  $10,343            $10,273
10/31/94          $10,593            $10,922
                  $11,036            $12,065
                  $12,568            $13,802
                  $13,854            $15,698
10/31/96          $14,416            $17,116
                  $15,853            $19,641
                  $18,646            $22,613
                  $22,009            $27,694
10/31/98          $21,971            $27,585
                  $24,529            $33,732
                  $24,263            $34,653
                  $23,061            $37,134
10/31/00          $25,728            $36,752

 Pioneer Equity-Income Fund
------------------------------------------------------------------------

                        The Standard & Poor's (S&P) 500 Index is an unmanaged
                        measure of 500 widely held common stocks listed on the New
                        York Stock Exchange, American Stock Exchange and the
                        over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any
                        fees, expenses or sales charges. You cannot invest directly in the Index.
                        Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Equity-Income Fund

 PERFORMANCE UPDATE 10/31/00                                    CLASS C SHARES
------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   10/31/00          10/31/99
                            $29.32            $29.75
DISTRIBUTIONS PER SHARE     INCOME            SHORT-TERM        LONG-TERM
(10/31/99-10/31/00)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                            $0.272            $0.008            $1.752

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

        AVERAGE ANNUAL TOTAL RETURNS
          (As of October 31, 2000)
                         IF         IF
PERIOD                  HELD      REDEEMED*

Life-of-Fund           14.16%       14.16%
(1/31/96)
1 Year                   5.94        5.94

                    *   Assumes reinvestment of
                        distributions. The 1% contingent
                        deferred sales charge (CDSC)
                        applies to investments sold within
                        one year of purchase.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000

          Pioneer Equity-  Standard & Poor's
            Income Fund *          500 Index
1/31/96           $10,000            $10,000
                  $10,133            $10,340
                   $9,745            $10,173
10/31/96          $10,534            $11,274
                  $11,405            $12,631
                  $11,580            $12,937
                  $13,563            $15,473
10/31/97          $13,622            $14,894
                  $14,795            $16,030
                  $16,075            $18,241
                  $15,828            $18,456
10/31/98          $16,047            $18,169
                  $16,858            $21,230
                  $17,908            $22,218
                  $17,879            $22,177
10/31/99          $17,708            $22,825
                  $16,551            $23,419
                  $16,813            $24,459
                  $17,016            $24,164
10/31/00          $18,761            $24,207

 Pioneer Equity-Income Fund

 PERFORMANCE UPDATE 10/31/00             CLASS C SHARES             (CONTINUED)
------------------------------------------------------------------------

                        The Standard & Poor's (S&P) 500 Index is an unmanaged
                        measure of 500 widely held common stocks listed on the New
                        York Stock Exchange, American Stock Exchange and the
                        over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any
                        fees, expenses or sales charges. You cannot invest directly in the Index.
                        Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Equity-Income Fund

 PERFORMANCE UPDATE 10/31/00                                    CLASS Y SHARES
------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
---------------------------------------------------------------

NET ASSET VALUE
PER SHARE                   10/31/00          10/31/99
                            $29.59            $30.00
DISTRIBUTIONS PER SHARE     INCOME            SHORT-TERM        LONG-TERM
(10/31/99-10/31/00)         DIVIDENDS         CAPITAL GAINS     CAPITAL GAINS
                            $0.619            $0.008            $1.752

INVESTMENT RETURNS
---------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


        AVERAGE ANNUAL TOTAL RETURNS*
          (As of October 31, 2000)
PERIOD                 IF HELD    IF REDEEMED

Life-of-Fund             7.32%       7.32%
(7/2/98)
1 Year                   7.33        7.33

                    *   Assumes reinvestment of
                        distributions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of $10,000

          Pioneer Equity-  Standard & Poor's
            Income Fund *          500 Index
7/2/98            $10,000            $10,000
                   $9,680             $9,788
10/31/98           $9,841             $9,635
                  $10,366            $11,259
                  $11,045            $11,783
                  $11,060            $11,761
10/31/99          $10,990            $12,104
                  $10,307            $12,420
                  $10,506            $12,971
                  $10,667            $12,815
10/31/00          $11,796            $12,838

 Pioneer Equity-Income Fund
------------------------------------------------------------------------

                        The Standard & Poor's (S&P) 500 Index is an unmanaged
                        measure of 500 widely held common stocks listed on the New
                        York Stock Exchange, American Stock Exchange and the
                        over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any
                        fees, expenses or sales charges. You cannot invest directly in the Index.
                        Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Equity-Income Fund

 PORTFOLIO MANAGEMENT DISCUSSION 10/31/00
------------------------------------------------------------------------

In the following discussion John Carey, the portfolio manager of Pioneer Equity-Income Fund, reviews some of the factors that affected the Fund's peformance for the year ended October 31, 2000.

Q:The fiscal year ended October 31, 2000, was marked by extreme fluctuations in the U.S. stock market. What has that meant for dividend-paying stocks?

A:Pioneer Equity-Income Fund concluded its eleventh fiscal year on October 31, 2000. Few years have seemed as tumultuous for the stock market as the past year has been. The volatility in the soaring, then sinking, again soaring, and again sinking technology sector was especially pronounced. Dividend-paying stocks also had their ups and downs during the year (and note that some technology stocks do also pay dividends!) On the whole, though, the year was not really very exceptional. Moderate returns characterized both our Fund and the market in general as measured by the Standard & Poor's 500 Index.

    For the twelve months ended October 31, the Fund showed a total return of 6.90% on Class A shares (6.04% for Class B shares and 5.94% for Class C shares) versus 6.06% for the S&P 500 and 6.02% for the average fund in Lipper, Inc.'s Equity Income category. (Lipper is an independent firm that tracks mutual fund performance.)

    The first four months or so of our year -- November through the beginning of March -- saw stupendous price gains for technology issues. Then a big slump occurred for those stocks, followed by some recovery in the summer, and finally renewed weakness in the fall. Pioneer Equity-Income Fund is generally underweighted relative to the S&P 500 in technology investments, both because of our overall portfolio objective of generating above-average dividend income, and because we also aim to keep the average price-to-earnings multiple on the portfolio below that of the S&P.

    Many investors appear to assume that technology will always be the leading market sector, or at least the most exuberant, popular or influential. One need only recall that natural resources companies

 Pioneer Equity-Income Fund

------------------------------------------------------------------------
    similarly, although not with the same magnitude, captivated investors in the late 1970s and early 1980s, or that branded consumer goods companies were the apples of investors' eyes from the late 1980s until well into the 1990s, to see how shortsighted that assumption might be.

    The only certainty about the market is its ever changing outlook on companies, industries and the economy. Investors look at areas where money is being made and where further growth is possible, and it will not matter to them ultimately which areas those are from one year to the next and from one decade to the next. To be trapped in the notion that it will always be technology or any other industry where investors will find the greatest opportunity seems to us quite foolhardy.

    What we do in our Fund is focus on companies in a wide variety of industries that nevertheless share common characteristics; they are profitable, they share their profits with shareholders in the form of dividend payments, and they retain the financial strength to stay profitable and continue paying dividends. We take a "bottom-up" approach, seeking the evidence of good businesses. While there were times during the past year when our approach appeared to be regarded as "stodgy," in the end it produced respectable results in a market that many found quite rough.

Q:What sectors and Fund holdings had an important impact on the performance of the Fund?

A:The positive results of the Fund during the year were generated by a wide cross-section of portfolio holdings. Most heartening was the strong performance of several industries that had lagged the market quite badly in earlier periods, including electric utilities, property-and-casualty insurers, and oil-and-gas companies. The Fund also benefited from the wave of mergers and acquisitions, as several of our larger holdings were bought by other companies at premium prices. Those included Best Foods, Atlantic Richfield, Reliastar, USWest Communications, and First Security.

    At the same time, some of our basic industry, transportation, and consumer cyclical holdings struggled. While the leading economic indicators were giving mixed signals, there did certainly seem to be the

 Pioneer Equity-Income Fund
------------------------------------------------------------------------
    evidence of an economic slowdown in the lackluster results of many companies in those sectors.

Q:The Fund has a meaningful stake in financial stocks (18% at October 31, 2000).
  What effect did rising interest rates have on those holdings?

A:It has been our approach to keep a well-diversified mix of financial companies, precisely because of the interest rate risk to which almost all financials are exposed in one way or another. Thus we have investments in insurers, banks, securities brokers, and investment management companies. We have also emphasized those companies in each area of finance that appear to have taken a conservative approach to their business and allowed for the unforeseen but inevitable setbacks that from time to time hit every company in the financial industry. Interest rates have been a big issue over this past year, though it may be that they will not move higher from here, but rather will go down in the next year.

    However, there will still be plenty for investors in financial stocks to worry about, ranging from deteriorating credit quality in bank loan portfolios to a slowing securities underwriting cycle in the wake of the collapse of internet stocks, to heightened competition among brokers and other financial services companies for new clients. We are keeping an eye on all of those things, but we also see some promising developments, including better pricing in commercial insurance lines, a clearer focus on overseas opportunities, and easing regulations on combinations of different financial businesses. The last development may well mean that we shall see additional merger-and-acquisition activity in our portfolio of financial stocks.

Q:What is your outlook for the Fund?

A:Naturally, we are always hopeful for our Fund, but we do think that there are now some particular reasons to be hopeful. A decline in interest rates would be quite helpful not only to banks and other financial companies, but also to the basic industry and consumer cyclical companies. For, while the decline would most likely be a sign of economic slowdown, the easing

 Pioneer Equity-Income Fund

------------------------------------------------------------------------
   of credit would eventually be a stimulus to renewed growth. Our portfolio does include quite a number of companies that are economically sensitive or cyclical. They could get a big boost were interest rates to come down.

    Secondly, there does appear to have been something of a shift in the market away from the "concept" stocks like the internet and "new telecomm" and biotech stocks toward the more conservatively priced stocks of the steadily profitable and well established companies more typical of the holdings in our Fund. We are reluctant to make too much of that, as we know how quickly the market can change direction yet again.

    Finally dividends, and dividend-paying stocks have emerged, if not into the limelight, at least from the darkest shadows of the stage. Historically, dividends have been an important part of the total return available on stocks. During this past year that was again the case. While distant history is often of interest to people, recent history is more likely to catch their attention. So we think that our focus on dividends stands a chance of becoming more widespread.

    As always, we are much appreciative for your support, and we look forward to reporting to you on the Fund's performance during the coming year.

 Pioneer Equity-Income Fund

 SCHEDULE OF INVESTMENTS 10/31/00
------------------------------------------------------------------------

SHARES                                                                                         VALUE
                              CONVERTIBLE PREFERRED STOCKS - 2.0%
         123,000              Cox Communication, Inc., 7.00%, 08/16/02                 $  7,195,500
          84,700              Union Pacific Capital Trust, 6.25%, 4/1/28                  3,708,335
         123,000              Union Pacific Capital Trust, 6.25%, 4/1/28 (144A)           5,385,186
                                                                                       ------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $15,543,900)                                       $ 16,289,021
                                                                                       ------------

                              COMMON STOCKS - 97.5%
                              BASIC MATERIALS - 1.9%
                              CHEMICALS - 0.6%
         105,232              E.I. du Pont de Nemours and Co.                          $  4,774,902
                                                                                       ------------
                              IRON & STEEL - 0.9%
         523,405              Roanoke Electric Steel Corp.                             $  5,234,050
         250,000              Worthington Industries, Inc.                                2,390,625
                                                                                       ------------
                                                                                       $  7,624,675
                                                                                       ------------
                              METALS MINING - 0.4%
          75,000              Phelps Dodge Corp.                                       $  3,506,250
                                                                                       ------------
                              TOTAL BASIC MATERIALS                                    $ 15,905,827
                                                                                       ------------
                              CAPITAL GOODS - 4.0%
                              AEROSPACE/DEFENSE - 0.3%
          38,700              General Dynamics Corp.                                   $  2,769,469
                                                                                       ------------
                              MACHINERY (DIVERSIFIED) - 0.9%
         505,957              The Gorman-Rupp Co.+                                     $  7,779,089
                                                                                       ------------
                              MANUFACTURING (SPECIALIZED) - 1.2%
         112,550              Diebold, Inc.                                            $  2,926,300
         117,800              Johnson Controls, Inc.                                      7,023,825
                                                                                       ------------
                                                                                       $  9,950,125
                                                                                       ------------
                              TRUCKS & PARTS - 1.6%
         310,500              PACCAR, Inc.                                             $ 13,060,406
                                                                                       ------------
                              TOTAL CAPITAL GOODS                                      $ 33,559,089
                                                                                       ------------
                              COMMUNICATION SERVICES - 15.0%
                              TELECOMMUNICATIONS (LONG DISTANCE) - 1.6%
         522,000              Sprint Corp.                                             $ 13,311,000
                                                                                       ------------
                              TELEPHONE - 13.4%
         184,585              Alltel Corp.                                             $ 11,894,196
         396,400              BellSouth Corp.                                            19,151,075

   The accompanying notes are an integral part of these financial statements. 11

 Pioneer Equity-Income Fund

 SCHEDULE OF INVESTMENTS 10/31/00                                   (CONTINUED)
------------------------------------------------------------------------

SHARES                                                                                    VALUE
                              TELEPHONE - 13.4% - (CONTINUED)
         944,669              SBC Communications, Inc.                                 $ 54,495,593
         451,354              Verizon Communications                                     26,093,903
                                                                                       ------------
                                                                                       $111,634,767
                                                                                       ------------
                              TOTAL COMMUNICATION SERVICES                             $124,945,767
                                                                                       ------------
                              CONSUMER CYCLICALS - 5.3%
                              AUTOMOBILES - 2.6%
         810,803              Ford Motor Corp.                                         $ 21,182,228
                                                                                       ------------
                              PUBLISHING - 1.2%
         160,000              The McGraw-Hill Co., Inc.                                $ 10,270,000
                                                                                       ------------
                              PUBLISHING (NEWSPAPERS) - 0.1%
          20,000              Tribune Co.                                              $    741,250
                                                                                       ------------
                              RETAIL (DEPARTMENT STORES) - 0.8%
         100,000              Harcourt General, Inc.                                   $  5,605,000
          41,000              May Department Stores Co.                                   1,076,250
                                                                                       ------------
                                                                                       $  6,681,250
                                                                                       ------------
                              SERVICES (ADVERTISING/MARKETING) - 0.6%
         117,800              The Interpublic Group of Companies, Inc.                 $  5,058,038
                                                                                       ------------
                              TOTAL CONSUMER CYCLICALS                                 $ 43,932,766
                                                                                       ------------
                              CONSUMER STAPLES - 4.9%
                              BEVERAGES (NON-ALCOHOLIC) - 0.7%
         121,300              PepsiCo, Inc.                                            $  5,875,468
                                                                                       ------------
                              ENTERTAINMENT - 1.1%
         531,200              Cedar Fair, L.P.                                         $  9,462,000
                                                                                       ------------
                              FOODS - 2.6%
         130,000              Campbell Soup Co.                                        $  3,802,500
         156,000              General Mills, Inc.                                         6,513,000
         177,750              H.J. Heinz Co.                                              7,454,391
          50,000              The Quaker Oats Co.                                         4,078,125
                                                                                       ------------
                                                                                       $ 21,848,016
                                                                                       ------------
                              HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
          66,000              Colgate-Palmolive Co.                                    $  3,878,160
                                                                                       ------------
                              TOTAL CONSUMER STAPLES                                   $ 41,063,644
                                                                                       ------------
                              ENERGY - 9.7%
                              OIL (DOMESTIC INTEGRATED) - 0.5%
         153,305              Conoco Inc. (Class B)                                    $  4,167,980
                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.
12

 Pioneer Equity-Income Fund
------------------------------------------------------------------------

SHARES                                                                                    VALUE
                              OIL (INTERNATIONAL INTEGRATED) - 9.2%
         297,700              Chevron Corp.                                            $ 24,448,612
         400,000              Texaco, Inc.                                               23,625,000
         316,939              Exxon Mobil Corp.                                          28,266,997
                                                                                       ------------
                                                                                       $ 76,340,609
                                                                                       ------------
                              TOTAL ENERGY                                             $ 80,508,589
                                                                                       ------------
                              FINANCIAL - 18.3%
                              BANKS (MAJOR REGIONAL) - 5.7%
          50,000              Comerica, Inc.                                           $  3,015,625
          98,440              FleetBoston Financial Corp.                                 3,740,720
         266,600              Mellon Financial Corp.                                     12,863,450
         264,000              National City Corp.                                         5,643,000
         447,077              Old Kent Financial Corp.                                   12,378,444
         215,663              Wells Fargo Co.                                             9,987,870
                                                                                       ------------
                                                                                       $ 47,629,109
                                                                                       ------------
                              BANKS (REGIONAL) - 1.3%
         250,000              First Tennessee National Corp.                           $  5,750,000
         164,700              SouthTrust Corp.                                            5,332,163
                                                                                       ------------
                                                                                       $ 11,082,163
                                                                                       ------------
                              INSURANCE (PROPERTY/CASUALTY) - 4.4%
         170,100              Chubb Corp.                                              $ 14,362,818
         175,050              HSB Group, Inc.                                             6,925,416
         150,000              Safeco Corp.                                                3,628,125
         227,800              St. Paul Companies, Inc.                                   11,674,750
                                                                                       ------------
                                                                                       $ 36,591,109
                                                                                       ------------
                              INVESTMENT MANAGEMENT - 6.9%
         232,600              Alliance Capital Management L.P.                         $ 11,164,800
         175,000              Edwards (A.G.), Inc.                                        8,881,250
         104,000              Eaton Vance Corp. (Non-voting)                              5,180,500
         184,100              Paine Webber Group, Inc.                                   13,117,125
         402,000              T. Rowe Price Associates, Inc.                             18,818,625
                                                                                       ------------
                                                                                       $ 57,162,300
                                                                                       ------------
                              TOTAL FINANCIAL                                          $152,464,681
                                                                                       ------------
                              HEALTHCARE - 12.0%
                              HEALTHCARE (DIVERSIFIED) - 4.9%
         356,600              Abbott Laboratories                                      $ 18,832,938

   The accompanying notes are an integral part of these financial statements. 13

 Pioneer Equity-Income Fund

 SCHEDULE OF INVESTMENTS 10/31/00                                   (CONTINUED)
------------------------------------------------------------------------

SHARES                                                                                    VALUE
                              HEALTHCARE (DIVERSIFIED) - 4.9% - (CONTINUED)
         200,000              Bristol-Myers Squibb Co.                                 $ 12,187,500
         105,000              Johnson & Johnson                                           9,673,125
                                                                                       ------------
                                                                                       $ 40,693,563
                                                                                       ------------
                              HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.7%
         190,400              Merck & Co., Inc.                                        $ 17,124,100
         751,600              Schering-Plough Corp.                                      38,848,325
                                                                                       ------------
                                                                                       $ 55,972,425
                                                                                       ------------
                              HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 0.4%
          88,000              Becton, Dickinson & Co.                                  $  2,948,000
                                                                                       ------------
                              TOTAL HEALTHCARE                                         $ 99,613,988
                                                                                       ------------
                              TECHNOLOGY - 6.6%
                              COMMUNICATIONS EQUIPMENT - 1.5%
         500,000              Motorola Inc.                                            $ 12,468,750
                                                                                       ------------
                              COMPUTER (HARDWARE) - 3.6%
         331,200              Hewlett-Packard Co.                                      $ 15,380,100
         145,000              IBM Corp.                                                  14,282,500
                                                                                       ------------
                                                                                       $ 29,662,600
                                                                                       ------------
                              ELECTRONICS (SEMICONDUCTORS) - 0.5%
         100,000              Intel Corp.                                              $  4,500,000
                                                                                       ------------
                              PHOTOGRAPHY/IMAGING - 1.0%
         180,000              Eastman Kodak Co.                                        $  8,077,500
                                                                                       ------------
                              TOTAL TECHNOLOGY                                         $ 54,708,850
                                                                                       ------------
                              TRANSPORTATION - 1.4%
                              AIRLINES - 0.6%
         100,000              Delta Air Lines, Inc.                                    $  4,725,000
                                                                                       ------------
                              RAILROADS - 0.8%
         105,000              Burlington Northern Santa Fe, Inc.                       $  2,789,063
         293,600              Norfolk Southern Corp.                                      4,147,100
                                                                                       ------------
                                                                                       $  6,936,163
                                                                                       ------------
                              TOTAL TRANSPORTATION                                     $ 11,661,163
                                                                                       ------------
                              UTILITIES - 18.4%
                              ELECTRIC COMPANIES - 11.8%
         296,200              Allegheny Energy, Inc.                                   $ 12,125,688

14 The accompanying notes are an integral part of these financial statements.

 Pioneer Equity-Income Fund
------------------------------------------------------------------------

SHARES                                                                                    VALUE
                              ELECTRIC COMPANIES - 11.8% - (CONTINUED)
         235,400              American Electric Power Co., Inc.                           9,769,100
         636,500              Constellation Energy Group                                 26,534,094
         372,350              DPL, Inc.                                                $ 10,565,430
         200,000              DQE, Inc.                                                   6,987,500
         229,000              Duke Energy Corp.                                          19,794,188
         284,400              Kansas City Power & Light Co.                               6,843,375
         140,000              NSTAR                                                       5,416,250
                                                                                       ------------
                                                                                       $ 98,035,625
                                                                                       ------------
                              NATURAL GAS - 5.9%
         100,600              Buckeye Partners, L.P.                                   $  2,967,700
         454,700              KeySpan Energy Corp.                                       15,999,756
         110,882              Kinder Morgan Energy Partners L.P.                          5,266,895
          72,200              Lakehead Pipe Line Partners, L.P. (Preferred Units)         2,806,775
         191,200              NICOR, Inc.                                                 6,751,750
         446,600              Questar Corp.                                              12,086,113
         147,933              Vectren Corp.                                               3,420,950
                                                                                       ------------
                                                                                       $ 49,299,939
                                                                                       ------------
                              POWER PRODUCERS (INDEPENDENT) - 0.2%
         100,000              Consol Energy, Inc.                                      $  1,693,750
                                                                                       ------------
                              WATER UTILITIES - 0.5%
         150,400              American Water Works Co., Inc.                           $  3,666,000
                                                                                       ------------
                              TOTAL UTILITIES                                          $152,695,314
                                                                                       ------------
                              TOTAL COMMON STOCKS
                              (Cost $562,954,146)                                      $811,059,678
                                                                                       ------------
                              TOTAL INVESTMENT IN SECURITIES - 99.5%
                              (Cost $578,498,046)                                      $827,348,699
                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

 Pioneer Equity-Income Fund

 SCHEDULE OF INVESTMENTS 10/31/00                                   (CONTINUED)
------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                    VALUE
                              TEMPORARY CASH INVESTMENT - 0.5%
                              COMMERCIAL PAPER - 0.5%
     $ 4,470,000              American Express Credit Corp., 6.6%, 11/1/00             $  4,470,000
                                                                                       ------------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $4,470,000)                                        $  4,470,000
                                                                                       ------------
                              TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                              INVESTMENT - 100%
                              (Cost $582,968,046)(a)                                   $831,818,699
                                                                                       ------------

144A                    Security is exempt from registration under Rule 144A of the
                        Securities Act of 1933. Such securities may be resold
                        normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2000, the value of these securities amounted to $5,385,186 or 0.6% of total net assets.
+                       Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a)                     At October 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of
                        $577,696,710 was as follows:


      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over cost                           $281,465,452
      Aggregate gross unrealized loss for all investments in which
      there is an excess of cost over value                            (27,343,463)
                                                                      ------------
      Net unrealized gain                                             $254,121,989
                                                                      ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2000 aggregated $121,835,858 and $340,463,534, respectively.

16 The accompanying notes are an integral part of these financial statements.

 Pioneer Equity-Income Fund

 BALANCE SHEET 10/31/00
------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary
    cash
    investment of $4,470,000) (cost $582,968,046)               $831,818,699
  Cash                                                                 4,395
  Receivables -
    Fund shares sold                                                 908,986
    Dividends and interest                                         1,764,715
  Other                                                                9,675
                                                                ------------
        Total assets                                            $834,506,470
                                                                ------------

LIABILITIES:
  Payables -
    Fund shares repurchased                                     $    952,497
  Due to affiliates                                                  985,749
  Accrued expenses                                                   248,530
                                                                ------------
        Total liabilities                                       $  2,186,776
                                                                ------------
NET ASSETS:
  Paid-in capital                                               $513,998,420
  Accumulated undistributed net investment income                  5,271,336
  Accumulated undistributed net realized gain on investments      64,199,285
  Net unrealized gain on investments                             248,850,653
                                                                ------------
        Total net assets                                        $832,319,694
                                                                ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $539,601,598/18,257,756 shares)             $      29.55
                                                                ------------
  Class B (based on $257,999,490/8,783,916 shares)              $      29.37
                                                                ------------
  Class C (based on $32,049,641/1,093,134 shares)               $      29.32
                                                                ------------
  Class Y (based on $2,668,965/90,202 shares)                   $      29.59
                                                                ------------

MAXIMUM OFFERING PRICE:
  Class A                                                       $      31.35
                                                                ------------

   The accompanying notes are an integral part of these financial statements. 17

 Pioneer Equity-Income Fund

 STATEMENT OF OPERATIONS
------------------------------------------------------------------------

 FOR THE YEAR ENDED 10/31/00

INVESTMENT INCOME:
  Dividends                                                  $26,047,688
  Interest                                                       449,370
                                                             -----------
        Total investment income                                            $ 26,497,058
                                                                           ------------
EXPENSES:
  Management fees                                            $ 5,197,528
  Transfer agent fees
    Class A                                                    1,054,865
    Class B                                                      635,771
    Class C                                                      116,526
    Class Y                                                          733
  Distribution fees
    Class A                                                    1,398,213
    Class B                                                    2,702,372
    Class C                                                      340,207
  Administrative fees                                            202,865
  Custodian fees                                                 117,709
  Registration fees                                              123,203
  Professional fees                                               43,488
  Printing                                                        50,139
  Fees and expenses of nonaffiliated trustees                     35,233
  Miscellaneous                                                   40,045
                                                             -----------
    Total expenses                                                         $ 12,058,897
    Less fees paid indirectly                                                  (218,762)
                                                                           ------------
    Net expenses                                                           $ 11,840,135
                                                                           ------------
      Net investment income                                                $ 14,656,923
                                                                           ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                           $ 66,519,762
  Change in net unrealized gain on investments                              (43,657,079)
                                                                           ------------
    Net gain on investments                                                $ 22,862,683
                                                                           ------------
    Net increase in net assets resulting from operations                   $ 37,519,606
                                                                           ------------

18 The accompanying notes are an integral part of these financial statements.

 Pioneer Equity-Income Fund

 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

 FOR THE YEAR ENDED 10/31/00 AND THE YEAR ENDED 10/31/99

                                                          YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                           10/31/00          10/31/99
  Net investment income                                 $   14,656,923    $   13,786,196
  Net realized gain on investments                          66,519,762        61,324,548
  Change in net unrealized gain on investments             (43,657,079)       25,524,442
                                                        --------------    --------------
    Net increase in net assets resulting from
      operations                                        $   37,519,606    $  100,635,186
                                                        --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.52 and $0.47 per share, respectively)   $  (10,555,233)   $  (10,285,113)
    Class B ($0.28 and $0.23 per share, respectively)       (2,749,857)       (2,531,367)
    Class C ($0.27 and $0.21 per share, respectively)         (340,012)         (249,159)
    Class Y ($0.62 and $0.58 per share, respectively)          (60,202)          (65,967)
  Net realized gain:
    Class A ($1.76 and $0.76 per share, respectively)      (38,674,197)      (15,956,369)
    Class B ($1.76 and $0.76 per share, respectively)      (19,330,510)       (7,785,465)
    Class C ($1.76 and $0.76 per share, respectively)       (2,471,114)         (736,803)
    Class Y ($1.76 and $0.76 per share, respectively)         (206,266)          (80,223)
                                                        --------------    --------------
        Total distributions to shareowners              $  (74,387,391)   $  (37,690,466)
                                                        --------------    --------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                      $  152,285,109    $  277,147,856
  Reinvestment of distributions                             68,083,498        34,629,922
  Cost of shares repurchased                              (385,976,595)     (234,614,664)
                                                        --------------    --------------
    Net increase (decrease) in net assets resulting
      from Fund share transactions                      $ (165,607,988)   $   77,163,114
                                                        --------------    --------------
    Net increase (decrease) in net assets               $ (202,475,773)   $  140,107,834
NET ASSETS:
  Beginning of year                                      1,034,795,467       894,687,633
                                                        --------------    --------------
  End of year (including accumulated undistributed net
    investment income of $5,271,336 and $4,154,150,
    respectively)                                       $  832,319,694    $1,034,795,467
                                                        --------------    --------------

CLASS A                              '00 SHARES      '00 AMOUNT     '99 SHARES      '99 AMOUNT
Shares sold                           3,626,103    $  98,582,842     5,534,197    $ 162,178,227
Reinvestment of distributions         1,669,366       45,882,406       858,056       24,507,206
Less shares repurchased              (9,114,542)    (243,890,094)   (5,110,961)    (150,324,477)
                                     ----------    -------------    ----------    -------------
    Net increase (decrease)          (3,819,073)   $ (99,424,846)    1,281,292    $  36,360,956
                                     ----------    -------------    ----------    -------------
Class B
Shares sold                           1,553,273    $  41,887,882     3,060,616    $  89,638,439
Reinvestment of distributions           713,993       19,543,375       322,601        9,146,739
Less shares repurchased              (4,511,215)    (119,487,097)   (2,438,832)     (71,739,397)
                                     ----------    -------------    ----------    -------------
    Net increase (decrease)          (2,243,949)   $ (58,055,840)      944,385    $  27,045,781
                                     ----------    -------------    ----------    -------------
CLASS C
Shares sold                             414,172       11,279,145       834,174    $  24,434,881
Reinvestment of distributions            87,593        2,395,692        29,295          829,857
Less shares repurchased                (797,781)     (21,091,723)     (404,784)     (11,931,328)
                                     ----------    -------------    ----------    -------------
    Net increase (decrease)            (296,016)   $  (7,416,886)      458,685    $  13,333,410
                                     ----------    -------------    ----------    -------------
Class Y
Shares sold                              19,432    $     535,240        30,456    $     896,309
Reinvestment of distributions             9,528          262,025         5,108          146,120
Less shares repurchased                 (56,014)      (1,507,681)      (20,985)        (619,462)
                                     ----------    -------------    ----------    -------------
    Net increase (decrease)             (27,054)   $    (710,416)       14,579    $     422,967
                                     ----------    -------------    ----------    -------------

   The accompanying notes are an integral part of these financial statements. 19

 Pioneer Equity-Income Fund

 FINANCIAL HIGHLIGHTS 10/31/00
------------------------------------------------------------------------

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           10/31/00       10/31/99       10/31/98       10/31/97       10/31/96
CLASS A
Net asset value, beginning of year                         $  29.97       $  28.10       $  24.78       $  20.37       $  18.22
                                                           --------       --------       --------       --------       --------
Increase from investment operations:
  Net investment income                                    $   0.58       $   0.48       $   0.49       $   0.50       $   0.55
  Net realized and unrealized gain on investments              1.28           2.62           4.04           5.36           2.24
                                                           --------       --------       --------       --------       --------
      Net increase from investment operations              $   1.86       $   3.10       $   4.53       $   5.86       $   2.79
  Distributions to shareowners:
    Net investment income                                     (0.52)         (0.47)         (0.48)         (0.50)         (0.50)
    Net realized gain                                         (1.76)         (0.76)         (0.73)         (0.95)         (0.14)
                                                           --------       --------       --------       --------       --------
  Net increase (decrease) in net asset value               $  (0.42)      $   1.87       $   3.32       $   4.41       $   2.15
                                                           --------       --------       --------       --------       --------
  Net asset value, end of year                             $  29.55       $  29.97       $  28.10       $  24.78       $  20.37
                                                           --------       --------       --------       --------       --------
  Total return*                                                6.90%         11.26%         18.69%         30.40%         15.53%
  Ratio of net expenses to average net assets+                 1.11%          1.09%          1.05%          1.11%          1.19%
  Ratio of net investment income to average net
    assets+                                                    1.95%          1.62%          1.82%          2.22%          2.85%
  Portfolio turnover rate                                        14%            23%            12%            18%            47%
  Net assets, end of year (in thousands)                   $539,602       $661,598       $584,389       $452,300       $336,384
  Ratios assuming reduction for fees paid indirectly:
    Net expenses                                               1.08%          1.07%          1.04%          1.10%          1.18%
    Net investment income                                      1.98%          1.64%          1.83%          2.23%          2.86%

                    *   Assumes initial investment at net asset value at the
                        beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
                    +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
   20

 Pioneer Equity-Income Fund

 FINANCIAL HIGHLIGHTS 10/31/00
------------------------------------------------------------------------

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           10/31/00       10/31/99       10/31/98       10/31/97       10/31/96
CLASS B
Net asset value, beginning of year                         $  29.78       $  27.91       $  24.63       $  20.26       $  18.15
                                                           --------       --------       --------       --------       --------
Increase from investment operations:
  Net investment income                                    $   0.35       $   0.25       $   0.29       $   0.33       $   0.41
  Net realized and unrealized gain on investments              1.28           2.61           4.01           5.32           2.22
                                                           --------       --------       --------       --------       --------
      Net increase from investment operations              $   1.63       $   2.86       $   4.30       $   5.65       $   2.63
Distributions to shareowners:
  Net investment income                                       (0.28)         (0.23)         (0.29)         (0.33)         (0.38)
  Net realized gain                                           (1.76)         (0.76)         (0.73)         (0.95)         (0.14)
                                                           --------       --------       --------       --------       --------
Net increase (decrease) in net asset value                 $  (0.41)      $   1.87       $   3.28       $   4.37       $   2.11
                                                           --------       --------       --------       --------       --------
Net asset value, end of year                               $  29.37       $  29.78       $  27.91       $  24.63       $  20.26
                                                           --------       --------       --------       --------       --------
Total return*                                                  6.04%         10.43%         17.83%         29.35%         14.70%
Ratio of net expenses to average net assets+                   1.91%          1.87%          1.82%          1.88%          1.95%
Ratio of net investment income to average net assets+          1.15%          0.84%          1.05%          1.45%          2.06%
Portfolio turnover rate                                          14%            23%            12%            18%            47%
Net assets, end of year (in thousands)                     $257,999       $328,360       $281,469       $201,360       $134,657
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                 1.89%          1.85%          1.81%          1.87%          1.94%
  Net investment income                                        1.17%          0.86%          1.06%          1.46%          2.07%

   The accompanying notes are an integral part of these financial statements.

 Pioneer Equity-Income Fund

 FINANCIAL HIGHLIGHTS 10/31/00                                      (CONTINUED)
------------------------------------------------------------------------

                    *   Assumes initial investment at net asset value at the
                        beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
                    +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 Pioneer Equity-Income Fund

 FINANCIAL HIGHLIGHTS 10/31/00
------------------------------------------------------------------------

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     1/31/96 TO
                                                            10/31/00       10/31/99       10/31/98       10/31/97       10/31/96
CLASS C
Net asset value, beginning of period                         $ 29.75        $ 27.88        $ 24.61        $ 20.25       $ 19.49
                                                             -------        -------        -------        -------       -------
Increase from investment operations:
  Net investment income                                      $  0.30        $  0.22        $  0.27        $  0.32       $  0.27
  Net realized and unrealized gain on investments               1.30           2.62           4.02           5.32          0.76
                                                             -------        -------        -------        -------       -------
      Net increase from investment operations                $  1.60        $  2.84        $  4.29        $  5.64       $  1.03
Distributions to shareowners:
  Net investment income                                        (0.27)         (0.21)         (0.29)         (0.33)        (0.27)
  Net realized gain                                            (1.76)         (0.76)         (0.73)         (0.95)            -
                                                             -------        -------        -------        -------       -------
Net increase (decrease) in net asset value                   $ (0.43)       $  1.87        $  3.27        $  4.36       $  0.76
                                                             -------        -------        -------        -------       -------
Net asset value, end of period                               $ 29.32        $ 29.75        $ 27.88        $ 24.61       $ 20.25
                                                             -------        -------        -------        -------       -------
Total return*                                                   5.94%         10.35%         17.80%         29.32%         5.34%
Ratio of net expenses to average net assets+                    2.02%          1.97%          1.89%          1.93%         1.98%(**)
Ratio of net investment income to average net assets+           1.05%          0.74%          0.97%          1.35%         1.91%(**)
Portfolio turnover rate                                           14%            23%            12%            18%           47%
Net assets, end of period (in thousands)                     $32,050        $41,320        $25,941        $12,324       $ 4,144
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                  1.98%          1.94%          1.87%          1.91%         1.94%(**)
  Net investment income                                         1.09%          0.77%          0.99%          1.37%         1.95%(**)

                    *   Assumes initial investment at net asset value at the
                        beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
                        return would be reduced if sales charges were taken into
                        account.

   The accompanying notes are an integral part of these financial statements.
   22

 Pioneer Equity-Income Fund
------------------------------------------------------------------------

                   **   Annualized.
                    +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
   22

 Pioneer Equity-Income Fund

 FINANCIAL HIGHLIGHTS 10/31/00
------------------------------------------------------------------------

                                             YEAR ENDED     YEAR ENDED     7/2/98 TO
                                              10/31/00       10/31/99      10/31/98
CLASS Y
Net asset value, beginning of period           $30.00         $28.13        $28.72
                                               ------         ------        ------
Increase (decrease) from investment
  operations:
  Net investment income                        $ 0.70         $ 0.59        $ 0.18
  Net realized and unrealized gain (loss)
    on investments                               1.27           2.62         (0.64)
                                               ------         ------        ------
  Net increase (decrease) from investment
    operations                                 $ 1.97         $ 3.21        $(0.46)
Distributions to shareowners:
  Net investment income                         (0.62)         (0.58)        (0.13)
  Net realized gain                             (1.76)         (0.76)            -
                                               ------         ------        ------
Net increase (decrease) in net asset
  value                                        $(0.41)        $ 1.87        $(0.59)
                                               ------         ------        ------
Net asset value, end of period                 $29.59         $30.00        $28.13
                                               ------         ------        ------
Total return*                                    7.33%         11.67%        (1.59)%
Ratio of net expenses to average net
  assets+                                        0.70%          0.70%         0.74%**
Ratio of net investment income to average
  net assets+                                    2.37%          2.01%         2.07%**
Portfolio turnover rate                            28%            23%           12%
Net assets, end of period (in thousands)       $2,669         $3,517        $2,888
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                   0.68%          0.69%         0.74%**
  Net investment income                          2.39%          2.02%         2.07%**

                    *   Assumes initial investment at net asset value at the
                        beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
                   **   Annualized.
                    +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 23

 Pioneer Equity-Income Fund

 NOTES TO FINANCIAL STATEMENTS 10/31/00
------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Equity-Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Shares of Class A, Class B, Class C and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C respectively. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

  Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

 Pioneer Equity-Income Fund
------------------------------------------------------------------------

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $2,707 of class action settlements received by the Fund during the year ended October 31, 2000.

B. FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At October 31, 2000 the Fund reclassified $165,567 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations, the Fund has designated $66,494,894 as a capital gain dividend for the purposes of the dividend paid deduction.

C. FUND SHARES

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $60,377 in underwriting commissions on the sale of fund shares during the year ended October 31, 2000.

 Pioneer Equity-Income Fund

 NOTES TO FINANCIAL STATEMENTS 10/31/00                             (CONTINUED)
------------------------------------------------------------------------

D. CLASS ALLOCATIONS

  Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B, Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2000, $439,461 was payable to PIM related to management fees, administrative fees and certain others services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $194,654 in transfer agent fees payable to PSC at October 31, 2000.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in

 Pioneer Equity-Income Fund
------------------------------------------------------------------------
accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $351,634 in distribution fees payable to PFD at October 31, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2000, CDSCs in the amount of $993,653 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2000, the Fund's expenses were reduced by $218,762 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an

 Pioneer Equity-Income Fund

 NOTES TO FINANCIAL STATEMENTS 10/31/00                             (CONTINUED)
------------------------------------------------------------------------
annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended October 31, 2000 was $128,538. The average daily shares outstanding during the period were 31,957,169 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 6.40%, and the total interest expense on such borrowings was $12,663.

7. AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2000:

                                                             DIVIDEND
  AFFILIATES                       PURCHASES      SALES       INCOME        VALUE
  The Gorman-Rupp Co.                 $  -        $    -     $308,634     $7,779,089

 Pioneer Equity-Income Fund

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER EQUITY-INCOME FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts

December 5, 2000

 Pioneer Equity-Income Fund

 RESULTS OF SHAREOWNER MEETING
------------------------------------------------------------------------

On September 11, 2000, Pioneer Equity-Income Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of the Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

Proposal 1 -- To approve a new management contract.

     AFFIRMATIVE          AGAINST        ABSTAIN
   20,246,803.291       734,617.735    598,101.976

Proposal 2 -- To elect trustees.

NOMINEE    AFFIRMATIVE       WITHHELD
M.K.
  Bush   21,032,482.834    547,040.168
J.F.
 Cogan,
  Jr.    21,055,681.928    523,841.074
Dr. R.
  H.
 Egdahl  21,061,566.898    517,956.104
M.B.W.
 Graham  21,077,154.574    502,368.428
M.A.
  Piret  21,064,378.886    515,144.116
D.D.
Tripple  21,073.007.954    506,515.048
S.K.
  West   21,064,098.747    515,424.255
J.
  Winthrop 21,080,393.069  499,129.933

 Pioneer Equity-Income Fund

 TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., President
David D. Tripple, Executive Vice
  President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

 THE PIONEER FAMILY OF MUTUAL FUNDS
------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL / GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

------------------------------------------------------------------------

TAX-FREE
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone-SM-
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

 RETIREMENT PLANS FROM PIONEER
------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees) - IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

------------------------------------------------------------------------

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

 THE PIONEER FAMILY OF MUTUAL FUNDS
------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL / GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

------------------------------------------------------------------------

TAX-FREE
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

------------------------------------------------------------------------

                           This page for your notes.

 HOW TO CONTACT PIONEER
------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications and
service forms                                                     1-800-225-6292

FactFone-SM- for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

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
                                                              9444-00-1200
                     Pioneer Investment Management, Inc.      -C- Pioneer Funds
                     60 State Street                          Distributor, Inc.
                     Boston, Massachusetts 02109              yPrinted on Recycled
     [LOGO]          www.pioneerfunds.com                     Paper
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